UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

 Pursuant to Section 13 or 15(d) of
 the Securities Exchange Act of 1934

Date of Report: August 4, 2011

MIDAS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

01-13409	36-4180556
(Commission File Number)	(IRS Employer Identification No.)

1300 Arlington Heights Road, Itasca, Illinois	60143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 438-3000

Item 2.02	Results of operations and financial condition

Press release:

MIDAS REPORTS SECOND QUARTER RESULTS

  Earnings more than double to $0.15 per diluted share
  All business units including company-operated shops are profitable
  U.S. comparable shop sales up 2.2 percent
  Company-operated shop comparable retail sales up 4.5 percent
  Company projects second half net income of $0.18 to $0.22 per diluted share

NOTE:     The information, including Exhibit 99.1, in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.  The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 4, 2011		MIDAS, INC.

		By:	/s/ William M. Guzik
William M. Guzik
Chief Financial Officer

INDEX TO EXHIBITS:

Exhibit Number	Description

99.1 Press release:

MIDAS REPORTS SECOND QUARTER RESULTS

  Earnings more than double to $0.15 per diluted share
  All business units including company-operated shops are profitable
  U.S. comparable shop sales up 2.2 percent
  Company-operated shop comparable retail sales up 4.5 percent
  Company projects second half net income of $0.18 to $0.22 per diluted share